SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: December 12, 2002
               (Date of earliest event reported) December 1, 2002


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


              OKLAHOMA               000-29225           73-1513309
     (State or other jurisdiction   (Commission        (IRS Employer
          of incorporation)         File Number)     Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma         73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)




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Information To Be Included in the Report


Item. 5. Other Events. On December 1, 2002, Dobson Cellular Systems, Inc, ("Dobson Cellular") a wholly owned subsidiary of Dobson Communications Corporation entered into an agreement with Convergys Information Management Group Inc. ("Convergys") pursuant to which Convergys would provide Dobson Cellular with integrated billing and customer care services (the "Master Services Agreement"). The Master Services Agreement became effective December 1, 2002 and will replace the License Agreement with H.O. Systems, Inc., which currently provides such services.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

10.24 Master Services Agreement between Dobson Cellular Systems, Inc. and Convergys Information Management Group Inc. dated December 1, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DOBSON COMMUNICATIONS CORPORATION


                                    By  BRUCE R. KNOOIHUIZEN
                                        Bruce R. Knooihuizen,
                                        Executive Vice President and
                                        Chief Financial Officer


December 12, 2002
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                                  EXHIBIT INDEX


Exhibit
  No.                      Description

10.24    Master Services Agreement between     filed herewith electronically
         Dobson Cellular Systems, Inc. and
         Convergys Information Management
         Group Inc. dated December 1, 2002.